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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-K

                                  ------------



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 19, 2002


                          MERIT SECURITIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                                    33-83524
                            (Commission File Number)


                         Virginia                                                   54-1736551
              (State or other jurisdiction of                                    (I.R.S. Employer
              incorporation or organization)                                   Identification No.)


                 4551 Cox Road, Suite 300,
                   Glen Allen, Virginia                                               23060
                        (Address of
               principal executive offices)                                         (Zip Code)

                                 (804) 217-5800
              (Registrant's telephone number, including area code)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1     Certification of Chief Financial Officer Pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9.  Regulation FD Disclosure

On September 18, 2002, Merit Securities Corporation furnished the Securities and Exchange Commission a certification of its Chief Financial Officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERIT SECURITIES CORPORATION




Date:    September 19, 2002              By:    /s/ Stephen J. Benedetti
                                              ----------------------------------
                                              Stephen J. Benedetti
                                              Chief Executive Officer

                                  EXHIBIT INDEX

Number            Description                                                           Method of Filing

99.1              Certification of Chief Financial Officer                              Furnished herewith
                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Merit Securities Corporation (the "Company") on Form 10-K/A for the year ended December 31, 2001, as filed with the Securities and Exchange Commission on September 18, 2002 (the "Report"), I, Stephen J. Benedetti, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  September 19, 2002             By:    /s/ Stephen J. Benedetti
                                            ------------------------------------
                                            Stephen J. Benedetti
                                            Chief Executive Officer